Income Taxes	6 Months Ended
Jun. 30, 2019
Successor [Member]
Income Taxes

16. INCOME TAXES

NESR is a holding company incorporated in the British Virgin Islands which imposes a zero percent statutory corporate income tax rate on income generated outside of the British Virgin Islands. The Subsidiaries operate in multiple tax jurisdictions throughout the MENA and Asia Pacific regions. NPS is based in the Emirate of Dubai in the UAE where no federal taxation exists and operates in 12 countries, where statutory tax rates generally vary from 0% to 35%. GES is based in the Sultanate of Oman, which has a 15% statutory corporate income tax rate, and also operates in Saudi Arabia, Algeria and Kuwait.

The Company’s effective tax rate was 23.2%, 28.2%, 20.6%, 25.8% and 51.4%, in the 2019 Successor Period, 2019 Successor Quarter, 2018 Successor Period, 2018 Predecessor Period, and 2018 Predecessor Quarter, respectively, in the Condensed Consolidated Statement of Operations. The tax rate for the 2018 Predecessor Quarter was higher at 51.4% as compared to the 2018 Successor Period because of losses incurred in some of the NPS entities during the 2018 Predecessor Period with no related tax benefits. The tax rates for the successor periods have varied from 20.6% to 28.2%, with differences primarily attributable to revenue mix by country between periods and the impact of revisions to the forecasted estimated annual effective tax rate used to determine interim period income tax provisions.